SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No.   )
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Breeze-Eastern Corporation

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NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS To Be Held July 29, 2009
PROXY STATEMENT
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE
DIRECTOR COMPENSATION
SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

BREEZE-EASTERN CORPORATION

engineered products for global partnerstm

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 29, 2009

To the Stockholders of
Breeze-Eastern Corporation:

The Annual Meeting of Stockholders (the “Meeting”) of Breeze-Eastern Corporation (the “Company”) will be held at 10:00 a.m., local time, on Wednesday, July 29, 2009 at its principal executive offices located at 700 Liberty Avenue, Union, New Jersey 07083, to consider and act upon the following matters:

1.  To elect eight (8) directors of the Company;

2.	To ratify the Audit Committee’s selection of Margolis & Company P.C. as the independent registered public accounting firm for the fiscal year ending March 31, 2010; and

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only the stockholders of record at the close of business on June 11, 2009 will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. A copy of the Company’s Annual Report on Form 10-K, including financial statements for the fiscal year ended March 31, 2009, is enclosed with this Notice of Annual Meeting.

Whether or not you expect to attend the Meeting, you are urged to complete, sign, date and return the enclosed proxy in the prepaid envelope provided. All shares represented by the enclosed proxy, if the proxy is properly executed and returned, will be voted as you direct. You may revoke your proxy at anytime before the Meeting, by filing an instrument revoking it with the Secretary of the Company by submitting to the Company a duly executed proxy bearing a later date or by voting in person at the Meeting.

By Order of the Board of Directors

GERALD C. HARVEY
Executive Vice President, General Counsel and
Secretary

Union, New Jersey
June 24, 2009

BREEZE-EASTERN CORPORATION

engineered products for global partnersTM
700 Liberty Avenue, Union, New Jersey 07083
PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement (first mailed to stockholders on or about June 24, 2009) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Breeze-Eastern Corporation (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, July 29, 2009, at 10:00 a.m., local time, at 700 Liberty Avenue, Union, New Jersey, and any adjournments or postponements thereof (the “Meeting”). All proxies which are properly signed, dated and returned to the Company prior to the Meeting will be voted as provided therein. Any proxy given by a stockholder may be revoked at any time before it is exercised by filing an instrument revoking it with the Secretary of the Company, by submitting to the Company a duly executed proxy bearing a later date, or by voting in person at the Meeting. The only voting securities of the Company consist of its common stock, $0.01 par value per share (the “Common Stock”). The close of business on June 11, 2009, has been fixed as the record date for the determination of holders of shares of Common Stock entitled to vote at the Meeting. As of that date, the Company had 9,365,366 shares of Common Stock outstanding. The holders of shares of Common Stock on the record date are entitled to vote at the Meeting. You may contact Gerald Harvey at (908) 624-4205 to obtain directions to the site of the Meeting.

The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. As to all matters to be considered at the Meeting, each stockholder is entitled to one vote for each share of Common Stock he or she holds. The director nominees who receive the greatest number of votes at the Meeting will be elected to the Board. Votes against a candidate have no legal effect. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted as votes cast for purposes of determining whether a proposal has been approved. Stockholders are not entitled to cumulate votes.

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting will be paid by the Company. The original solicitation of proxies by mail may be supplemented by email, telephone and personal solicitation. The Company has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies. It is expected that such firm will be paid approximately $7,000 for such services. In addition, the Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitation.

For purposes of this Proxy Statement, the fiscal year of the Company ended March 31, 2009, may also be referred to as fiscal year 2009 or fiscal 2009.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of the Company is elected annually. The Certificate of Incorporation, as amended, and Bylaws, as amended and restated, of the Company provide that the number of directors of the Company shall be not less than five nor more than fifteen, with the exact number to be fixed by the Bylaws. The exact number of directors is currently fixed at eight. Unless otherwise instructed, the proxies received will be voted for the election of the nominees named below (the “Nominees”). Although it is not anticipated that any of the Nominees will be unable to serve, in the event any Nominee is unable or declines to serve as a director at the time of the Meeting, the proxy holders may vote for substitute nominees at their discretion.

Approval by Stockholders

The director nominees who receive the greatest number of votes at the Meeting will be elected to the Board. If you do not wish your shares to be voted for a particular Nominee named on the proxy form that accompanies this proxy statement, you may withhold your vote as provided on the proxy form.

Information Concerning Nominees to the Board of Directors

Set out below is information about each Nominee for election as a director. The information was obtained from the Company’s records or from information furnished directly by the individual.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE

			Director
Name	Position with the Company	Age	Since

William H. Alderman	Director	47	2007
Charles W. Grigg	Chairman of the Board	70	2007
Jay R. Harris	Director	74	2007
William J. Recker	Director	66	1997
Russell M. Sarachek	Director	46	2007
William M. Shockley	Director	47	2006
Frederick Wasserman	Director	55	2007
Robert L.G. White	Director, President and Chief Executive Officer	67	2003

Mr. Alderman has been President of Alderman & Company Capital, LLC and its affiliates since 2001. Alderman & Company Capital, LLC is a securities broker dealer specializing in the aerospace and defense industries. He was Managing Director of the aviation investment banking practice of Fieldstone Investments from 1999 to 2001. He was a registered Securities Representative and Senior Associate at GE Capital from 1991 to 1995 and Senior Vice President at Aviation Sales Company from 1996 to 1999. He is currently a director of TeamStaff, Inc.

Mr. Grigg has been a member of the general partner of Tinicum Capital Partners II, L.P., a private equity fund, since 2002 and was Chairman of the Board and Chief Executive Officer of SPS Technologies, Inc. from 1993 to 2002. Mr. Grigg is Chairman of the following Tinicum Capital Partners portfolio companies: Penn Engineering & Manufacturing Corp. and Western Pneumatic Tube Holdings, LLC.

Mr. Harris has served as President and co-founder of Goldsmith & Harris, Incorporated since 1982, which was acquired by Axiom Capital Management, Inc., a broker dealer, in 2008. From 2000 to 2006, he served as a director of American Vanguard Corporation, an agricultural chemical company.

Mr. Recker is currently retired and has been for the last five years. He serves on the boards of directors of several private high technology start up companies and non-profit organizations.

Mr. Sarachek has been Managing Director of Contra Capital Management since 2002. From 1992 to 2002, he held various positions, including Executive Vice President and director of mergers and acquisitions with Groupe Schneider, a global manufacturer and distributor of electrical equipment and industrial controls.

Mr. Shockley has been a member of the general partner of Tinicum Capital Partners II, L.P., a private equity fund, since 2004. From May 2005 through June 2006 he was the President and Chief Executive Officer of Penn Engineering & Manufacturing Corporation, a leading manufacturer of specialty fasteners and a portfolio company of Tinicum Capital Partners. Mr. Shockley was Chief Financial Officer of SPS Technologies, Inc., a leading manufacturer of specialty fasteners, materials and components for the aerospace, industrial and automotive markets, from 1995 to 2003.

Mr. Wasserman is currently a financial management consultant. Until December 31, 2006, Mr. Wasserman was the Chief Operating/Financial Officer of Mitchell & Ness Nostalgia Co., a privately-held manufacturer and distributor of licensed sportswear and authentic team apparel. Prior to Mitchell & Ness, Mr. Wasserman served as the President of Goebel of North America, a U.S. subsidiary of the German specialty gift maker, from 2002 to 2005 and as its Chief Financial Officer from 2001 to 2005. Mr. Wasserman also serves as a director of Acme Communications, Inc., TeamStaff, Inc., Allied Defense Group, Inc., The Aftersoft Group, Inc., Gilman Ciocia Inc. and Crown Crafts, Inc.

Mr. White has been the Company’s President and Chief Executive Officer since February 2003. He was President of the Company’s Aerospace Group from 1998 to 2003 and has been President of the Company’s Breeze-Eastern division since 1994.

THE BOARD OF DIRECTORS

Meetings and Remuneration

During fiscal 2009, the Board held fifteen (15) meetings. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board during fiscal 2009 (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the Board on which he or she served during that period.

Director Attendance at Annual Meetings

The policy of the Company’s Board is that all directors should attend annual meetings of stockholders (“Annual Meetings”) and are not separately compensated for their attendance, although out-of-pocket expenses are reimbursed. At the Company’s 2008 Annual Meeting, held on Thursday, September 18, 2008, all members of the Board were in attendance except Mr. Wasserman, who was on jury duty.

DIRECTOR COMPENSATION

				Non-Equity	Change in Pension
	Fees			Incentive	Value and Non-
	Earned or	Stock		Plan	Qualified Deferred	All Other
	Paid in	Awards	Option	Compensation	Compensation	Compensation	Total
Name	Cash ($)	($) (1)	Awards ($)	($)	Earnings ($)	($)	($)

William H. Alderman	0	30,000	0	0	0	0	30,000
Charles W. Grigg	0	30,000	0	0	0	0	30,000
Jay R. Harris	0	30,000	0	0	0	0	30,000
William J. Recker	0	30,000	0	0	0	0	30,000
Russell M. Sarachek	0	30,000	0	0	0	0	30,000
William M. Shockley	0	30,000	0	0	0	0	30,000
Frederick Wasserman	0	30,000	0	0	0	0	30,000
Robert L.G. White	0	0	0	0	0	0	0

(1)	Stock awarded to directors as part of their compensation since July 17, 2003, carries a restriction on transfer or sale until six months after the director ceases to be a member of the Board; accordingly, all restricted shares held by current directors are considered by the Company to be outstanding. The stock awards granted to directors during fiscal 2009 were granted as of September 18, 2008, at which date the stock price was $10.50, resulting in an award of 2,857 restricted shares to each of the following directors: Messrs. Alderman, Grigg, Harris, Recker, Sarachek, Shockley and Wasserman. Mr. White, as an employee of the Company during fiscal 2009, received no compensation in his capacity as a director.

Directors who are not employees of the Company or any of its subsidiaries receive an annual retainer of $30,000 in Common Stock in the form of a restricted stock award. The number of shares awarded is determined by dividing $30,000 by the closing price of the Common Stock on the date of the annual meeting of stockholders of each year. The stock is awarded to the directors in advance for the balance of their term within a reasonable time following election or re-election to the Board. Such shares carry restrictions on transfer or sale, but not as to dividend and voting rights, until six months after the director ceases to be a member of the Board. If a director ceases to be a director before the next annual meeting of stockholders following the award, the restricted shares awarded during the fiscal year in which the director ceases to be a member of the Board will be forfeited and shall revert to the 1999 Long Term Incentive Plan, the 2004 Long Term Incentive Plan, or the 2006 Long Term Incentive Plan, as applicable. Certificates for the shares of restricted stock awarded in prior fiscal years are delivered to the director after the six-month period following cessation of service on the Board, fully tradable and without restriction.

Director Nomination Process

The Governance & Nominating Committee of the Board is comprised entirely of directors who meet applicable independence requirements and is responsible for overseeing the process of nominating individuals to stand for election as directors. A copy of the Governance & Nominating Committee Charter is available on the Company’s website (www.breeze-eastern.com) under the heading “Corporate Governance,” which can be accessed by clicking on “Investor Relations” on the home page of the site. The Governance & Nominating Committee is comprised entirely of independent Board members: Mr. Sarachek, who serves as its chair, and Messrs. Recker, Shockley and Wasserman.

The Company’s process of director nominations takes into consideration individuals recommended by members of the Board as well as from other sources. The Governance & Nominating Committee Charter provides that the committee may retain a professional search firm for such purpose if it is deemed necessary, and further provides that the committee shall select such firm in its sole discretion. The Company has no specific process for reviewing candidates recommended by security holders, although, in accordance with the Company’s Bylaws, security holders are permitted to nominate candidates for director in person at each annual meeting of stockholders. The Governance & Nominating Committee may consider nominees recommended by stockholders in writing to the Secretary of the Company.

The Governance & Nominating Committee’s process for identifying and evaluating director candidates is as follows: The Committee may retain a professional search firm to assist the Committee in managing the overall process, including the identification of director candidates who meet certain criteria set from time to time by the Committee. All potential candidates, from whatever source identified, are reviewed by the Governance & Nominating Committee, and by the search firm, if one has been engaged. In the course of this review, some candidates are eliminated from further consideration because of conflicts of interest, unavailability to attend Board or committee meetings or other relevant reasons. The Governance & Nominating Committee then decides which of the remaining candidates most closely match the established criteria and are therefore deserving of further consideration. The Governance & Nominating Committee then discusses these candidates, decides which of them, if any, should be pursued, gathers additional information if desired, conducts interviews and decides whether to recommend one or more candidates to the Board for nomination. The Board discusses the Governance & Nominating Committee’s recommended candidates, decides if any additional interviews or further background information is desirable and, if not, decides whether to nominate one or more candidates. Those nominees are named in the proxy statement for election by the stockholders at the Annual Meeting (or, if between Annual Meetings, the nominees may be elected by the Board itself).

In order to be recommended by the Governance & Nominating Committee, a candidate must meet the following minimum qualifications: independence, personal ability, integrity, intelligence, relevant business background, expertise in areas of importance to the Company’s objectives, and a sensitivity to the Company’s corporate responsibilities. For the purpose of determining a candidate’s independence, the Governance & Nominating Committee is guided by the criteria of the NYSE Amex.

Security Holder Recommendations of Director Candidates

As discussed above under the heading “Director Nomination Process,” the Governance & Nominating Committee currently has no specific policy regarding recommendations for nominees to the Board from security holders. Security holders are permitted to nominate candidates for director in person at each annual meeting of stockholders. The Governance & Nominating Committee may consider nominees recommended by stockholders in writing to the Secretary of the Company.

Director Independence

The Board governance policies provide that all outside directors should be independent. On August 14, 2006, the American Stock Exchange (now known as “NYSE Amex”) listed the Company’s Common Stock for trading. As a result of such listing, the Company maintains compliance with the NYSE Amex Listing Standards and has adopted the independence criteria of the NYSE Amex for purposes of determining director independence for the Board and its committees.

The Board has affirmatively determined that none of the current members of the Board, except for Mr. White, has a material relationship with the Company, and that each director, except Mr. White, qualifies as independent under the NYSE Amex independence criteria.

Committees

The Board has a standing Audit Committee, Governance & Nominating Committee, and Incentive & Compensation Committee.

As set forth in the Audit Committee Charter, a copy of which is available on the Company’s website (www.breeze-eastern.com) under the heading “Corporate Governance”, which can be accessed by clicking on “Investor Relations” on the home page of the site, the Audit Committee reviews with the Company’s independent auditing firm the results of the firm’s annual examination, advises the full Board regarding its findings and provides assistance to the full Board in matters involving financial statements and financial controls. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis. The Audit Committee is comprised entirely of independent Board members: Messrs. Wasserman, Harris and Recker. Mr. Wasserman, who serves as the Committee’s Chair, has been determined by the Board to possess the qualifications of a “financial expert”, in accordance with the rules of the SEC. The Audit Committee held six meetings during fiscal 2009.

As described above, the Governance & Nominating Committee establishes the criteria for, and reviews the qualifications of individuals with respect to, nomination to the Board and to committees of the Board. In addition, the Governance & Nominating Committee presents recommendations for replacement directors when vacancies occur on the Board or committees thereof. The Governance & Nominating Committee may consider nominees recommended by stockholders in writing to the Secretary of the Company. The committee is comprised entirely of independent Board members. This committee, which consists of Mr. Sarachek, who serves as its Chair, and Messrs. Recker, Shockley and Wasserman, held four meetings during fiscal 2009.

As set forth in the Incentive & Compensation Committee Charter, a copy of which is available on the Company’s website (www.breeze-eastern.com) under the heading “Corporate Governance”, which can be accessed by clicking on “Investor Relations” on the home page of the site, the Incentive &

Compensation Committee oversees the Company’s long term incentive plans and annual incentive compensation plan and approves bonuses, grants stock options and awards restricted stock under the terms of such plans. The Committee also approves the compensation of department heads reporting to the Chief Executive Officer and of employees earning, or proposed to earn, more than $125,000 per year. The Committee recommends for approval by the Board the compensation of the Chief Executive Officer, the Chief Financial Officer and the General Counsel, being the named executives identified in the Summary Compensation Table set forth below. All long term incentive plans were approved by the stockholders and the provisions of the annual incentive compensation plan were approved by the Board. Additional discussion of the Incentive & Compensation Committee’s role is set forth in the Compensation Discussion and Analysis section of this Proxy Statement. This Committee is composed entirely of independent Board members. The Incentive & Compensation Committee, which consists of Mr. Shockley, who serves as its Chair, and Messrs. Grigg, Harris and Wasserman, held two meetings during fiscal 2009.

Security Holder Communications to The Board

The Company’s Board provides the following process for security holders to send communications to the Board:

In general, the Executive Vice President, General Counsel and Secretary forwards those communications that appear to be from security holders and are addressed to the Board to the Chair of the Audit Committee, who in turn determines whether a particular communication should be forwarded to other members of the Board and, if so, forwards it accordingly. With respect to communications received by the Company that are addressed to a particular member of the Board or the Chair of a particular Board Committee, the Executive Vice President, General Counsel and Secretary forwards those communications directly to the Board member in question.

Security holders may send communications to the Board by mail or courier delivery addressed as follows:

Gerald C. Harvey
Executive Vice President, General Counsel and Secretary
Breeze-Eastern Corporation
700 Liberty Avenue
Union, New Jersey 07083-8198

Code of Ethics

The Board has approved a Code of Business Conduct for the Company. The Company has provided training for all employees on the Code of Business Conduct and requires that all directors, officers and employees abide by the Code of Business Conduct, which is available under the heading “Corporate Governance” on the Company’s website at www.breeze-eastern.com. The “Corporate Governance” tab can be accessed by clicking on “Investor Relations” on the home page of the site.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

The following table sets out certain information regarding the beneficial ownership of the Common Stock as of June 11, 2009 (except as referenced in the footnotes) by (i) each person who is known by the Company to be the beneficial owner of 5% or more of the Common Stock, (ii) each director and nominee for director of the Company, individually, (iii) the Chief Executive Officer of the Company, (iv) each of the other three most highly compensated executive officers of the Company whose compensation exceeded $100,000 in fiscal 2009, and (v) all directors, nominees for director and executive officers as a group:

	Number of
	Shares of		Percentage of
Name	Common Stock (1)		Common Stock (1)

Beck, Mack & Oliver LLC	686,798	(2)	7.33%
360 Madison Avenue
New York, NY 10017
Tinicum Capital Partners II, L.P.	2,458,184	(3)	26.25%
800 Third Avenue 40(th) Floor
New York, NY 10022
T. Rowe Price Associates, Inc.	802,100	(4)	8.56%
100 East Pratt Street,
Baltimore, MD 21202
Axiom Capital Management, Inc.	891,273	(5)	9.52%
780 Third Avenue
New York, NY 10003
Wynnefield Partners Small Cap Value, L.P.	2,071,033	(6)	22.11%
450 Seventh Avenue, Suite 509
New York, NY 10123
Directors, Nominees and Executive Officers
William H. Alderman	5,238		*
Charles W. Grigg	5,238	(7)	*
Jay R. Harris	235,301	(8)	2.51%
Gerald C. Harvey	122,084	(9)	1.30%
William J. Recker	294,690		3.15%
Russell M. Sarachek	162,734	(10)	1.74%
William M. Shockley	7,813	(11)	*
Joseph F. Spanier	132,818	(12)	1.42%
Frederick Wasserman	5,238		*
Robert L. G. White	223,051	(13)	2.38%
Directors, nominees and executive officers as a group (10 persons)	1,194,205	(14)	12.75%

*	Less than 1%.

(1)	Except as set out in these footnotes, the persons named in this table have sole voting power and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. References in these footnotes to “shares,” unless otherwise specified, are to shares of Common Stock. The percentages of Common Stock shown are based upon the 9, 365,366 shares of Common Stock outstanding as of June 11, 2009.

(2)	Based on a Schedule 13G filed with the Securities and Exchange Commission (“SEC”) on January 28, 2009 by Beck, Mack & Oliver LLC. These shares are owned by investment advisory clients of Beck, Mack & Oliver LLC For purposes of the reporting requirements of the Securities Exchange Act of 1934, Beck, Mack & Oliver LLC is deemed to be a beneficial owner of such securities since it has sole voting power and shared investment power with respect to such shares. Mr. Robert C. Beck, as a Managing Member of Beck, Mack & Oliver LLC, is a natural control person of said entity.

(3)	Based on a Schedule 13D filed with the SEC on August 1, 2007 jointly by Tinicum Capital Partners II, L.P. (“TCP”) Tinicum Capital Partners II Parallel Fund, L.P. (“TPP”). For purposes of the reporting requirements of the Securities Exchange Act of 1934, TCP (and TPP with respect to 12,883 shares) is deemed to be a beneficial owner of such securities; TCP and TPP each disclaim beneficial ownership of shares held by the other, respectively. If TCP and TPP are each deemed to beneficially own shares held by the other, TCP and TPP’s aggregate beneficial ownership would be 2,471,067 shares or 26.38%. Messrs. Eric Ruttenberg and Terence O’Toole are Co-Managing Members of Tinicum Lantern II, L.L.C. and are the natural control persons of TCP and TPP.

(4)	Based on a Schedule 13G filed with the SEC on February 12, 2009 jointly by T. Rowe Price Associates, Inc. (“Price Associates”) and T. Rowe Price Small Cap Value Fund, Inc. (“Price Small-Cap”). These shares are owned by various individual and institutional investors with respect to which Price Associates or Price Small-Cap serves as investment advisor. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates (and Price Small-Cap with respect to 685,000 ( shares) is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Mr. David Oestreicher is a natural control person of each of said entities.

(5)	Based on a Schedule 13G filed with the SEC on February 12, 2009 by Axiom Capital Management, Inc. (“Axiom”), a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934 and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Axiom is deemed to have beneficial ownership of 891,273 shares based on shared dispositive power with respect to certain accounts of its clients holding such shares. Mark Martino, President of Axiom, is a natural control person of Axiom.

(6)	Based on a Schedule 13D filed with the SEC on August 9, 2007, by Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I.; Wynnefield Small Cap Value Offshore Fund, Ltd.; Channel Partnership II, L.P.; Nelson Obus; Joshua Landes; Wynnefield Capital Management, LLC; and Wynnefield Capital, Inc,. Wynnefield Capital Management, LLC reported that it holds an indirect beneficial interest in 1,248,378 shares which are directly beneficially owned by Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P.I., Wynnefield Capital, Inc. reported that it holds an indirect beneficial interest in the 784,255 shares which are directly beneficially owned by Wynnefield Small Cap Value Offshore Fund, Ltd. Nelson Obus reported that he holds an indirect beneficial interest in 38,400 shares which are directly beneficially owned by Channel Partnership II, L.P. Nelson Obus and Joshua Landes are the natural control persons of each of said entities.

(7)	Mr. Grigg is a member of Tinicum Lantern II, L.L.C., the general partner of Tinicum Capital Partners II, L.P. and Tinicum Capital Partners II Parallel Fund, L.P., and, as such, may have an indirect interest in 2,471,067 shares owned by Tinicum Capital Partners II, L.P. and Tinicum Capital Partners II Parallel Fund, L.P., as reported in Schedule 13D, as amended, filed with the SEC on August 1, 2007.

(8)	Based on a Form 4 filed with the SEC on behalf of Mr. Harris on April 24, 2009, and includes (i) 5,238 shares of restricted stock; (ii)201,763 shares of which Mr. Harris may be deemed to be the direct beneficial owner through his position as a principal of entities for which he has shared investment discretion and the power to dispose or to direct the disposition of shares held by each entity; and (iii) 28,300 shares of which Mr. Harris may be deemed to be the indirect beneficial owner of family-related accounts, over which Mr. Harris exercises investment discretion and voting control.

(9)	Includes 97,699 shares issuable with respect to options exercisable within 60 days of June 30, 2009.

(10)	Based on a Form 4 filed with the SEC on behalf of Mr. Sarachek on October 15, 2008, Mr. Sarachek beneficially owns 6,538 shares. Mr. Sarachek may be deemed to be the indirect beneficial owner by virtue of his having sole investment discretion and voting control over an additional 156,196 shares in funds of which he is the sole managing member.

(11)	Includes restricted stock of 2,575 shares awarded in 2006, 2,381 shares awarded in 2007 and 2,857 shares awarded in 2008. Mr. Shockley is a member of Tinicum Lantern II, L.L.C., the general partner of Tinicum Capital Partners II, L.P. and Tinicum Capital Partners II Parallel Fund, L.P., and, as such, may have an indirect interest in 2,471,067 shares owned by Tinicum Capital Partners II, L.P. and Tinicum Capital Partners II Parallel Fund, L.P., as reported in a Schedule 13D filed with the SEC on August 1, 2007.

(12)	Includes 90,999 shares issuable with respect to options exercisable within 60 days of June 30, 2009 and does not include 2,000 shares owned by Mr. Spanier’s children.

(13)	Includes 121,877 shares issuable with respect to options exercisable within 60 days of June 30, 2009.

(14)	Includes 310,575 shares issuable with respect to options exercisable within 60 days of June 30, 2009.

COMPLIANCE WITH SECTION 16(a)

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Act”) requires the Company’s directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on its review of the copies of such forms received by it, the Company believes that from April 1, 2008 to March 31, 2009, all persons subject to the reporting requirements of Section 16(a) with respect to the Company filed the required reports on a timely basis, except as follows: Messrs. White, Spanier and Harvey did not file reports on Form 4 until July 28, 2008, for grants of stock options on July 21, 2008, under the 2006 Long Term Incentive Plan for grants of 16,000; 8,000 and 8,000 , shares, respectively; further, the following directors did not file reports on Form 4 for 2,857 shares of restricted stock granted to each of them on September 18, 2008, under the 2006 Long Term Incentive Plan, until the following respective dates: William Alderman on October 21, 2008, Charles Grigg on March 23, 2009, Jay Harris on November 10, 2008, William Recker on March 31, 2009, Russell Sarachek on October 15, 2008, William Shockley on October 15, 2008, and Frederick Wasserman on October 14, 2008.

EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

Executive Officers

Set out in the table below are the names, ages and positions held of all persons who were executive officers of the Company as of March 31, 2009.

			Executive
			Officer
Name	Position with the Company	Age	Since

Robert L. G. White	President and Chief Executive Officer	67	1998
Joseph F. Spanier	Executive Vice President, Chief Financial Officer and Treasurer	63	1996
Gerald C. Harvey	Executive Vice President, General Counsel and Secretary	59	1996

Executive officers of the Company are elected by and serve at the discretion of the Board. No arrangement exists between any executive officer and any other person or persons other than the Company pursuant to which any executive officer was or is to be selected as an executive officer. None of the executive officers has any family relationship to any nominee for director or to any other executive officer of the Company. Set out below is a brief description of the business experience for the previous five years of those executive officers who are not also directors. For information concerning the business experience of Mr. White, see “Information Concerning Nominees to the Board of Directors,” above.

Mr. Spanier has been Chief Financial Officer and Treasurer of the Company since January 1997. Mr. Spanier was appointed an Executive Vice President of the Company in October 2006, and had been a Vice President of the Company since 1996.

Mr. Harvey has been General Counsel and Secretary of the Company since February 1996. Mr. Harvey was appointed an Executive Vice President of the Company in October 2006, and had been a Vice President of the Company since 1996.

Incentive & Compensation Committee Report

The Incentive & Compensation Committee has reviewed the Compensation Discussion and Analysis set forth below and has discussed the analysis with management. Based on its review and discussions with management, the Committee recommended to our Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for fiscal year 2009 and the Company’s 2009 annual meeting proxy statement.

William M. Shockley, Chair
Charles W. Grigg
Jay R. Harris
Frederick Wasserman

Compensation Discussion and Analysis

Role of the Incentive & Compensation Committee.  As set forth in the Incentive & Compensation Committee Charter, a copy of which is available on the Company’s website (www.breeze-eastern.com) under the heading “Corporate Governance”, which can be accessed by clicking on “Investor Relations” on the home page of the site, the Incentive & Compensation Committee oversees the Company’s long term incentive plans and annual incentive compensation plan and approves bonuses, grants stock options and awards restricted stock under the terms of such plans. The Committee also approves the compensation of department heads reporting to the Chief Executive Officer and of employees earning, or proposed to earn, more than $125,000 per year. The Committee recommends for approval by the Board the compensation of the Chief Executive Officer, the Chief Financial Officer and the General Counsel, being the named executives identified in the Summary Compensation Table set forth below. All long term incentive plans were approved by the stockholders and the provisions of the annual incentive compensation plan were approved by the Board. The Committee is composed entirely of independent outside directors.

Determining Compensation.  We rely upon our judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements and long-term potential to enhance stockholder value. Specific factors affecting compensation decisions for the named executives include:

•	key financial measurements such as revenue, operating profit, EBITDA, earnings per share, and operating margins, referring to the applicable tactical plans of the Company for each fiscal year as approved by the Board;

•	promoting commercial excellence by being a leading market player and attracting and retaining customers;

•	achieving specific operational goals for the Company as set out in the applicable tactical plans of the Company for each fiscal year as approved by the Board;

•	achieving excellence in their organizational structure and among their employees; and

•	supporting Company values by promoting a culture of unyielding integrity through compliance with law and our ethics policies, as well as a commitment to community leadership.

We do not attempt to maintain a certain target percentile within a peer group. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment.

We strive to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. Any apportionment goal is not applied rigidly and does not control our compensation decisions; we use it as another tool to assess an executive’s total pay opportunities and whether we have provided the appropriate incentives to accomplish our compensation objectives. Our mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards.

Role of Compensation Consultant.  Neither the Company nor the Committee has any contractual arrangement with any compensation consultant who has a role in determining or recommending the amount or form of senior executive or director compensation. In the past, the Company and the Committee have discussed with Towers Perrin the design of programs that affect senior executive officer compensation. The Company’s named executives have not participated in the selection of any particular compensation consultant. The Company has not used the services of any other compensation consultant in matters affecting senior executive or director compensation. In the future, either the Company or the Committee may engage or seek the advice of other compensation consultants.

Alignment.  We seek to align the interests of the named executives with those of our investors by evaluating executive performance on the basis of key financial measurements referred to above, which measurements we believe closely correlate to long-term stockholder value. The key element of compensation that aligns the interests of the named executives with stockholders is equity incentive compensation, which links a portion of compensation to stockholder value because the total value of those awards corresponds to stock price appreciation.

Role of the Committee and CEO.  The Incentive & Compensation Committee has primary responsibility for overseeing the development of executive succession plans. As part of this responsibility, the Committee oversees the design, development and implementation of the compensation program for the CEO and the other named executives. The Committee receives from the Governance & Nominating Committee an evaluation of the performance of the CEO and determines CEO compensation in light of the goals and objectives of the compensation program. The CEO and the Committee together assess the performance of the other named executives and determine their compensation, based on initial recommendations from the CEO. The other named executives do not play a role in their own compensation determination, other than discussing individual performance objectives with the CEO.

Base salary.  Base salaries for our named executives depend on the scope of their responsibilities, their performance, and the period over which they have performed those responsibilities. Decisions regarding salary increases take into account the executive’s current salary and the amounts paid to the executive’s peers within the Company and in the aerospace industry. Base salaries are reviewed approximately every two years, but are not automatically increased if the Committee believes that other elements of compensation are more appropriate in light of our stated objectives. This strategy is consistent with the Company’s primary intent of offering compensation that is contingent on the achievement of performance objectives.

With respect to one of the named executives, the Board authorized the Company to enter into an Employment Agreement with Joseph F. Spanier, effective April 1, 2006, as amended effective April 1, 2008 and April 1, 2009, pursuant to which he serves as the Company’s Chief Financial Officer. The Agreement follows an earlier Employment Agreement effective March 28, 2003, that expired March 31, 2006. The current Agreement as amended runs month-to-month, and provides for payment each month of compensation equal to one-twelfth of an annual base salary of $273,620. The Agreement also provides that Mr. Spanier shall be eligible for bonuses and employment related benefits consistent with comparable executives of the Company.

Bonus.  Each May or June, the CEO reviews with the Committee the Company’s full-year financial results against the financial, strategic and operational goals established for the year, and the Company’s financial performance in prior periods. After reviewing the final full year results, the Committee approves total bonuses to be awarded from the maximum fund available. Bonuses are generally paid in June.

The methodology for determining bonuses is set out in an incentive compensation plan (“Incentive Compensation Plan”) reviewed and approved by the Board and which is consistent with the Committee’s philosophy regarding executive compensation. The compensation reflected in this Proxy Statement reflects the application of the Incentive Compensation Plan to fiscal 2009.

The Incentive Compensation Plan has an annual bonus feature which is an important tool in providing incentive both for short-term and long-term performance. Cash and restricted stock awards are paid upon achieving or exceeding target levels of quantitative performance measures. Such performance measures are tied directly to the Company’s annual business plan. Executive officers earn no bonus unless 85% of the business plan’s profit goals are met. For fiscal 2009, if the Company had achieved Tactical Plan EBITDA of $17,000,000, a total cash award for all senior executives, including the named executives identified in the Summary Compensation Table, of $1,040,000 would have been available for distribution. However, as EBITDA accomplishment was less than 85% of the Tactical Plan EBITDA, no cash bonuses were paid for fiscal 2009. Thus, the Incentive Compensation Plan effectively measures performance against targets for income before taxes, and Board approved Tactical Plan objectives such as profit growth, productivity growth, return on investment, cash flow, and meeting budgets.

Stock options and restricted stock awards.  The Company’s equity incentive compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance, align the interests of the executives with our stockholders and retain the executives through the term of the awards. We consider the grant size and the appropriate combination of stock options and restricted stock awards when making award decisions. The amount of equity incentive compensation granted in fiscal 2009 was based upon the strategic, operational and financial performance of the Company overall and reflects the executives’ expected contributions to the Company’s future success.

We believe that providing combined grants of stock options and restricted stock awards effectively balances our objective of focusing the named executives on delivering long-term value to our stockholders, with our objective of providing value to the executives with the equity awards. Stock options only have value to the extent the price of the Company’s stock on the date of exercise exceeds the exercise price on grant date, and thus are an effective compensation element only if the stock price grows over the term of the award. In this sense, stock options are a motivational tool. Restricted stock awards offer executives the opportunity to sell or hold shares of Company stock on the date the restriction lapses. In this regard, restricted stock awards serve both to reward and retain executives, as the value of the restricted stock awards is linked to the price of the Company’s stock as the restrictions on the restricted stock awards lapse. Each of the named executives received grants of stock options and restricted stock awards in fiscal 2009. The restricted stock awards equaled in value 10% of the cash bonus paid in fiscal 2009 for the fiscal year ended March 31, 2008. No restricted stock awards have been granted in fiscal 2010 as no cash bonus was paid for fiscal 2009. The stock options granted become exercisable in three equal annual installments beginning one year after the grant date and have a maximum ten-year term. We believe that this vesting schedule aids the Company in retaining executives and motivating longer-term performance. Provided the executives continue employment, the restrictions on the restricted stock awarded to our executives will lapse in three equal annual installments beginning one year after the award date.

Equity Grant Practices.  The exercise price of each stock option awarded to our senior executives under our long-term incentive plan is the closing price of the Company’s stock on the date of grant, which is the date of the Incentive & Compensation Committee meeting at which equity awards for senior executives are determined. In most years this meeting is held in May or June. In years when a long-term incentive plan or amendment thereto is placed before the stockholders for approval, the date of grant is the date of the annual stockholders meeting. Restricted stock awards are also granted to our named executives at this meeting of the Committee. The calendar for setting meeting dates of the Board and of the Committee to consider grants is generally reviewed at the organization meeting of the Board following the annual meeting of stockholders. Meeting dates are set without regard to anticipated earnings or other major announcements by the Company. The Company’s long term incentive plans do not permit the repricing of stock options.

Pension Plans.  The Company does not offer a defined benefit plan. All employees of the Company are eligible to participate in the Company’s defined contribution plan, commonly known as a 401(k) plan.

Other Compensation.  We provide our named executives with other benefits, reflected in the All Other Compensation column in the Summary Compensation Table below. These benefits are limited to the following: a Company match of $.50 for every $1.00 of compensation saved under the Company’s 401(k) plan up to a maximum of 3%

of compensation for plan purposes, and a 401(k) match paid following the end of the fiscal year equal to 3% of eligible earnings, premiums paid on life and disability policies, and actual expenses paid on medical, dental and prescriptions net of the named employee’s contribution. These benefits are offered to all full-time employees of the Company.

Potential Impact on Compensation from Executive Misconduct.  If the Board determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limitation, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct resulted in a significant restatement of the Company’s financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Executive Severance Agreements.  The Board authorized the Company to enter into severance agreements, effective February 10, 2004, with Robert L. G. White and Gerald C. Harvey (the “Severance Agreements”), which provide for payments only in the event of termination of employment within 24 months after a change in control of the Company during the term of the Severance Agreements where such termination is not voluntary or is other than for cause, or the executive resigns for good reason which includes reduction in compensation, benefits or responsibilities, relocation by more than 50 miles of the executive’s primary worksite, adverse alteration of the executive’s office space and administrative support, or failure by the Company to obtain an agreement from any successor or assignee corporation to assume and perform the Severance Agreements. Benefits under the Severance Agreements are equal to 200% of the executive’s annual salary, the executive’s average bonuses during the two years preceding the change of control, earned but unused vacation, comp time, sabbatical leave and sick time, the fair market value of accrued but unvested restricted stock and stock options outstanding, and all accrued but unpaid salary. The benefits due under the Severance Agreements are in addition to all amounts payable to each of the executives pursuant to the Company’s other agreements and benefit plans then in effect, except that any amount paid to any of the executives pursuant to the Company’s corporate severance pay plan shall be credited against amounts due under the Severance Agreements. The Severance Agreements provide for no benefits in the event the executive is terminated for cause and (except in the event that the executive is convicted of a felony, a crime involving moral turpitude or a crime adverse to the Company’s welfare) fails to cure the alleged breach within 30 days after the executive has been notified by the Company’s Board. By amendment authorized by the Board on January 19, 2006, the Severance Agreements expire by their terms on January 31, 2010.

The salaries paid and the annual bonuses awarded to the named executives in fiscal 2009 are shown in the Summary Compensation Table that follows.

Compensation for the Named Executives

The following table sets forth for each of the named executive officers: (i) the dollar value of base salary and bonus earned during the fiscal years ended March 31, 2009, 2008 and 2007; (ii) the aggregate grant date fair value of stock and option awards granted during the fiscal year covered, computed in accordance with FAS 123(R); (iii) the dollar value of earnings for services pursuant to awards granted during the fiscal year covered under non-equity incentive plans; (iv) the change in pension value and non-qualified deferred compensation earnings during the fiscal year covered; (v) all other compensation for each fiscal year and, finally, (vi) the dollar value of total compensation for each fiscal year reported.

SUMMARY COMPENSATION TABLE

							Change
							in Pension
						Non-Equity	Value and
						Incentive	Nonqualified
				Stock	Option	Plan	Deferred	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Compensation	Compensation
Principal Position	Year	($)	($)	($)	($) (1)	($)	Earnings ($)	($) (2)	Total ($)

Robert L. G. White	2009	291,115	0	13,074	72,320	0	0	82,678	459,187
President and Chief	2008	286,365	130,759	18,897	170,000	0	0	24,257	630,278
Executive Officer	2007	280,550	189,000	15,510	170,750	0	0	70,824	729,634
Joseph F. Spanier	2009	275,093	0	8,015	36,160	0	0	24,480	343,748
Executive Vice President,	2008	224,504	80,180	12,713	85,000	0	0	24,009	426,406
Chief Financial Officer and Treasurer	2007	310,000	127,204	11,470	85,375	0	0	24,908	558,957
Gerald C. Harvey	2009	250,788	0	9,365	36,160	0	0	19,907	316,220
Executive Vice President,	2008	247,179	93,703	14,398	85,000	0	0	19,597	459,877
General Counsel and Secretary	2007	242,550	144,000	11,540	85,375	0	0	19,005	502,470

(1)	The weighted-average Black-Scholes value per option granted in fiscal 2009 was $6.80. See Note 8 to the Financial Statements set forth in the Company’s Form 10-K for the year ended March 31, 2009 for the assumptions made in determining the valuations.

(2)	“All Other Compensation” includes for each named executive Company matching contributions paid pursuant to the Company’s 401(k) plan, which contributions are paid to all participants in the plan, as to Mr. White and Mr. Spanier, Company payments made in connection with the Company’s health and welfare plan, and, as to Mr. Harvey, $2,000 paid pursuant to Company policy to those employees who decline to participate in the Company’s health and welfare plan.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding all incentive plan awards that were made to the named executive officers during fiscal year 2009, including incentive plan awards (equity-based and non-equity based) and other plan-based awards. Disclosure on a separate line item is provided for each grant of an award made to a named executive officer during the year. The information supplements the dollar value disclosure of stock, option and non-stock awards in the Summary Compensation Table by providing additional details about such awards. Equity incentive-based awards are subject to a performance condition or a market condition as those terms are defined by FAS 123(R). Non-equity incentive plan awards are awards that are not subject to FAS 123(R) and are intended to serve as an incentive for performance to occur over a specified period.

								All Other
								Stock	All Other
								Awards:	Option	Exercise
		Estimated Future Payouts			Estimated Future Payouts			Number	Awards:	or Base
		Under Non-Equity Incentive			Under Equity Incentive Plan			of Shares	Number of	Price
		Plan Awards			Awards			of Stock	Securities	of Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Underlying	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	Options (#)	($/Sh)

Robert L.G. White	6.12.08	0			0			1,181
	7.21.08								16,000	10.60
Joseph F. Spanier	6.12.08	0			0			724
	7.21.08								8,000	10.60
Gerald C. Harvey	6.12.08	0			0			846
	7.21.08								8,000	10.60

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information on outstanding option and stock awards held by the named executive officers at fiscal year end, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option.

	Option Awards						Stock Awards
										Equity
									Equity	Incentive
									Incentive	Plan
									Plan	Awards:
									Awards:	Market
									Number	or Payout
				Equity			Number	Market	of	Value of
				Incentive			of	Value of	Unearned	Unearned
				Plan			Shares	Shares or	Shares,	Shares,
		Number of	Number of	Awards			or Units	Units of	Units or	Units or
		Securities	Securities	Number of			of Stock	Stock	Other	Other
		Underlying	Underlying	Securities			That	That	Rights	Rights
		Unexercised	Unexercised	Underlying	Option		Have	Have	That	That
		Options (#)	Options (#)	Unexercised	Exercise	Option	Not	Not	Have Not	Have Not
	Grant	Exercisable	Unexercisable	Unearned	Price	Expiration	Vested	Vested	Vested	Vested
Name	Date	(1)	(1)	Options (#)	($)	Date	(#)(2)	($)	(#)	($)

Robert L. G. White	5.18.99	6,000	0	0	19.375	5.18.09
	5.25.00	10,000			8.8438	5.25.10
	5.07.01	0	0	0	6.55	5.07.11
	3.25.02	12,500	0	0	8.98	3.25.12
	5.30.03	12,996	0	0	5.38	5.30.13
	7.08.04	25,000	0	0	7.02	7.08.14
	5.24.05	8,381	0	0	7.05	5.24.15
	6.19.06						517	3,412
	7.19.06	16,666	8,334	0	11.65	7.19.16
	5.24.07	8,334	16,666	0	12.04	5.24.17
	6.1.07						1,061	7,003
	6.12.08						1,181	7,795
	7.21.08	0	16,000	0	10.60	7.21.18
Joseph F. Spanier	5.18.99	10,000	0	0	19.375	5.18.09
	5.25.00	7,500			8.8438	5.25.10
	5.07.01	12,500	0	0	6.55	5.07.11
	3.25.02	12,500	0	0	8.98	3.25.12
	5.30.03	0	0	0	5.38	5.30.13
	7.08.04	12,500	0	0	7.02	7.08.14
	5.24.05	12,500	0	0	7.05	5.24.15
	6.19.06						382	2,521
	7.19.06	8,333	4,167	0	11.65	7.19.16
	5.24.07	4,167	8,333		12.04	5.24.17
	6.1.07						714	4,712
	6.12.08						724	4,778
	7.21.08	0	8,000	0	10.60	7.21.18
Gerald C. Harvey	5.18.99	10,000	0	0	19.375	5.18.09
	5.25.00	7,500			8.8438	5.25.10
	5.07.01	12,500	0	0	6.55	5.07.11
	3.25.02	12,500	0	0	8.98	3.25.12
	5.30.03	5,200	0	0	5.38	5.30.13
	7.08.04	12,500	0	0	7.02	7.08.14
	5.24.05	12,500	0	0	7.05	5.24.15
	6.19.06						384	2,534
	7.19.06	8,333	4,167	0	11.65	7.19.16
	5.24.07	4,167	8,333	0	12.04	5.24.17
	6.1.07						809	5,339
	6.12.08						846	5,584
	7.21.08	0	8,000	0	10.60	7.21.18

(1)	Options become exercisable in equal amounts on each of the three anniversaries following the date of grant.

(2)	Stock award restrictions lapse in equal amounts on each of the three anniversaries following the date of award.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding each exercise of stock options and vesting of restricted stock during fiscal 2009 for each of the named executive officers on an aggregated basis.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired	Value Realized on	Acquired	Value Realized
Name	on Exercise (#)	Exercise ($) (1)	on Vesting (#)	on Vesting ($)

Robert L.G. White	0	$0	6.01.08 531@11.83	6,282
			6.19.08 517@11.09	5,734

Joseph F. Spanier	0	$0	6.01.08 357@11.83	1,724
			6.19.08 382@11.09	4,236

Gerald C. Harvey	0	$0	6.01.08 464@11.83	5,489
			6.19.08 385@11.09	4,270

(1)	In each instance, the “value realized upon exercise” has been determined as the aggregate difference between: (a) the number of options exercised times the per share exercise price and (b) the number of options exercised times the per share market price at exercise. Information as to whether or not the shares obtained upon exercise of options were sold and, if so, the amount of proceeds of such sale, is not disclosed in this table.

PENSION BENEFITS

The Company has no defined benefit pension plan in which the named executive officers participate.

Retirement Plans.  The executive officers are participants in the Breeze-Eastern Corporation Retirement Savings Plan (the “Retirement Savings Plan”), a defined contribution plan under Section 401(k) of the Internal Revenue Code which covers employees who have been employed by the Company for more than thirty (30) days. Approximately 189 employees participated in the Retirement Savings Plan at March 31, 2009. Benefits are payable on retirement, disability, death, or other separation from service. Participants in the Retirement Savings Plan may defer receipt and taxation of up to 75% of their compensation by contributing such compensation to the Retirement Savings Plan. The Company contributes a minimum of 3% and a maximum of 6% of employees’ compensation to the Retirement Savings Plan, depending on the level of contribution by each employee.

NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth annual executive and Company contributions under non-qualified defined contribution and other deferred compensation plans, as well as each named executive officer’s withdrawals, earnings and fiscal-year end balances in those plans.

			Aggregate	Aggregate
	Executive	Registrant	Earnings	Withdrawals/	Aggregate
	Contributions	Contributions in	in Last	Distributions	Balance at
Name	in Last FY ($)	Last FY ($)	FY ($)	($)	Last FYE ($)

Robert L.G. White	0	0	0	0	0
Joseph F. Spanier	0	0	0	0	0
Gerald C. Harvey	0	0	0	0	0

Potential Payments Upon Termination or Change of Control

Executive Severance Agreements.  As discussed above in the Compensation Discussion and Analysis under the heading “Executive Severance Agreements,” the Board authorized the Company to enter into the Severance Agreements, effective February 10, 2004, with each of Messrs. Harvey and White, which provide for payments only in the event of termination of employment within 24 months after a change in control of the Company during the term of the Severance Agreements where such termination is not voluntary or is other than for cause, or the executive resigns for good reason which includes reduction in compensation, benefits or responsibilities, relocation by more than 50 miles of the executive’s primary worksite, adverse alteration of the executive’s office space and administrative support, or failure by the Company to obtain an agreement from any successor or assignee corporation to assume and perform the Severance Agreements. Benefits under the Severance Agreements are equal to 200% of the executive’s annual salary, the executive’s average bonuses during the two years preceding the change of control, earned but unused vacation, comp time, sick days, and sabbatical leave plus the fair market value of accrued but unvested restricted stock and stock options outstanding, and all accrued but unpaid salary. The benefits due under the Severance Agreements are in addition to all amounts payable to each of the executives pursuant to the Company’s other agreements and benefit plans then in effect, except that any amount paid to any of the executives pursuant to the Company’s corporate severance pay plan shall be credited against amounts due under the Severance Agreements. The Severance Agreements provide for no benefits in the event the executive is terminated for cause and (except in the event that the executive is convicted of a felony, a crime involving moral turpitude or a crime adverse to the Company’s welfare) fails to cure the alleged breach within 30 days after the executive has been notified by the Company’s Board. By amendment authorized by the Board on January 19, 2006, the Severance Agreements expire by their terms on January 31, 2010.

Joseph F. Spanier.  The Company has entered into an Employment Agreement with Joseph F. Spanier, effective April 1, 2006, as amended effective April 1, 2008 and April 1, 2009, pursuant to which he serves as the Company’s Chief

Financial Officer. The Agreement follows an earlier Employment Agreement effective March 28, 2003, that expired by its terms on March 31, 2006. The current Agreement, as amended, runs month-to-month, and provides for payment each month of compensation equal to one-twelfth of an annual base salary of $273,620. The Agreement also provides that Mr. Spanier shall be eligible for bonuses and employment related benefits consistent with comparable executives of the Company.

Named Executive Officer Severance assuming hypothetical March 31, 2009 payment date

	Two Years	Two Times		Accrued	Accrued		Comp.	Balance	Unamortized	Unvested	Total
	Average	Base	Severance	Vacation	Sick	Sabbatical	Time	Due Under	Stock	Option	Cash
	Bonus	Salary	Payment	Amount	Amount	Amount	Amount	Emp Agt	Awards	Value	Payment

R. White	65,380	580,000	645,380	135,704	73,614	33,462	120,459	—	17,653	0	1,026,272
G. Harvey	46,852	499,654	546,506	71,739	68,222	28,825	—	—	13,004	0	728,296
J. Spanier	—	—	—	76,822	30,309	31,572	—	—	11,369	0	150,072
Total			1,191,886	284,265	172,145	93,859	120,459	—	42,026	0	1,904,640

As detailed above, Messrs. White and Harvey have severance agreements that require both a change in control and a diminution in their positions with the Company for payments to be made. Upon the happening of both events, Messrs. White and Harvey become entitled to a change in control payment equal to twice their respective salaries plus the average of their respective bonuses for the two prior fiscal years, their accrued vacation, comp time, sick days and sabbatical leave plus the fair market value of any accrued but unvested restricted stock awards and stock options outstanding as of the date of termination. Mr. Spanier, as explained above, does not have a severance agreement, but does have a month-to-month employment agreement with the Company that requires that upon a termination he receive accrued vacation, comp time, sick days and sabbatical leave plus the fair market value of any accrued but unvested restricted stock awards and stock options outstanding as of the date of termination. Vacation, sick, comp and sabbatical amounts due are based on hourly equivalents of $139 per hour for Mr. White, $120 per hour for Mr. Harvey and $132 per hour for Mr. Spanier. The above hypothetical calculation assumes payment as of March 31, 2009.

RELATED PARTY TRANSACTIONS

Transactions with related parties presenting potential conflict of interest situations, and all such transactions, must be approved by the Audit Committee or another independent body of the Board. The Company’s Code of Business Conduct specifically prohibits various conflict of interest situations and imposes disclosure requirements in connection with potential conflicts of interest. The Company requires that all directors, officers and employees abide by the Code of Business Conduct, which is available under the heading “Corporate Governance” on the Company’s website at www.breeze-eastern.com. The “Corporate Governance” tab can be accessed by clicking on “Investor Relations” on the home page of the site. Currently the Company is not a party to any transaction with a director or officer of the Company.

PROPOSAL 2 — RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF MARGOLIS & COMPANY P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2010

The Audit Committee and the Board of the Company believe it appropriate to submit for action by the stockholders of the Company the ratification of the Audit Committee’s appointment of Margolis & Company P.C. as the independent registered public accounting firm for Breeze-Eastern Corporation for fiscal year 2010. The firm has served as the independent registered public accounting firm for the Company since July 3, 2007. In the opinion of the Audit Committee of the Board, the reputation, qualifications and experience of the firm make appropriate its appointment for fiscal 2010. A representative of Margolis & Company P.C. is expected to be present at the Meeting, with the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions. If the appointment of Margolis & Company P.C. is not ratified by the stockholders, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain the appointment of Margolis & Company P.C. Notwithstanding the selection and ratification, the Board, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board believes that such a change would be in the best interest of the Company and its stockholders.

Approval by Stockholders

The proposal for the ratification of the Audit Committee’s selection of Margolis & Company P.C. as the independent registered public accounting firm of the Company for fiscal 2010 requires for its adoption the favorable vote of the holders of shares of Common Stock representing at least a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF MARGOLIS & COMPANY P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2010.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with the Company’s management and the Company’s independent auditors, Margolis & Company P.C., the audited financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009. The Audit Committee has also discussed with Margolis & Company P.C. the matters required to be discussed pursuant to Statement of Auditing Standards No. 114 (“The Auditor’s Communication with Those Charged with Governance”).

The Audit Committee has received and reviewed the written disclosures and the letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), has discussed with the Company’s independent auditors such independent auditors’ independence, and has considered the compatibility of non-audit services with the auditors’ independence.

Margolis & Company P.C. has served as the independent registered public accounting firm of the Company since July 3, 2007 and its selection as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2009, was ratified by the stockholders of the Company at the annual meeting of stockholders of the Company held on September 18, 2008. During fiscal 2009, the Company engaged Deloitte & Touche LLP for corporate tax services.

The fees for various types of services to the Company provided by Margolis & Company P.C. for fiscal 2009, and the corporate tax services provided by Deloitte & Touche LLP for fiscal 2009, were billed as shown below:

	2008	2009

Margolis & Company P.C.
Audit Fees	$233,000	$238,000
Audit-Related Fees(1)	19,000	20,000
Other(2)	1,500	1,500
Deloitte & Touche LLP
Tax Fees(3)	$165,343	$126,915

(1)	The amounts reflected are the fees for the audit of the employee defined contribution plan.

(2)	The amounts reflected are the fees for the preparation of the Form 5500.

(3)	The amounts reflected were billed in fiscal 2008 and fiscal 2009 in connection with the Company’s engagement of Deloitte & Touche LLP for corporate tax services during fiscal 2008 and 2009.

The Audit Committee approved 100% of the services shown in the above categories. No hours expended on the independent auditors’ engagement to perform the audit for fiscal 2009 were attributed to work performed by persons other than employees of Margolis & Company P.C.

The Audit Committee has adopted a procedure to pre-approve audit services and other services to be provided by the Company’s independent auditors. In fiscal 2008 and fiscal 2009, all services provided by the Company’s independent auditors were associated with the audit of the Company, and all such services were pre-approved by the Audit Committee.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009, as filed with the SEC.

FREDERICK WASSERMAN, Chair
JAY R. HARRIS
WILLIAM J. RECKER

PROPOSALS FOR SUBMISSION AT NEXT ANNUAL MEETING

If a stockholder desires to submit a proposal to fellow stockholders at the Company’s annual meeting next year and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding proxy form prepared by management, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, such stockholder must notify the Company of such proposal in a writing received at its executive offices no later than February 24, 2010.

Additionally, if requested timely and properly, a stockholder may submit a proposal for consideration at the 2010 Annual Meeting of Stockholders, but not for inclusion in the Company’s Proxy Statement and proxy for the 2010 Annual Meeting of Stockholders. In order for proposals made outside of Rule 14a-8 under the Securities Exchange Act of 1934 to be considered “timely” within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, such proposals must be received by the Company at its executive offices not later than June 11, 2010. For business to be properly requested by a stockholder to be brought before an annual meeting of stockholders, the Company must receive from the stockholder a notice in writing of such request at its executive offices not less than 60 days prior to the annual meeting. In addition, the stockholder must be a stockholder of record of the Company at the time of giving such notice and be entitled to vote at such annual meeting.

ANNUAL REPORTS

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 is being mailed to each stockholder of record together with this Proxy Statement. The Company has filed with the SEC its Annual Report on Form 10-K for the fiscal year ended March 31, 2009. The Annual Report on Form 10-K contains detailed information concerning the Company and its operations, including financial information. As provided in footnote (1) to the Summary Compensation Table, Note 8 to the Financial Statements set forth in the Company’s Annual Report on Form 10-K, is incorporated herein by reference. A copy of this report, without exhibits, will be furnished to stockholders without charge upon request in writing to Gerald C. Harvey, Executive Vice President, General Counsel & Secretary of the Company, at Breeze-Eastern Corporation, 700 Liberty Avenue, Union, New Jersey 07083-8198.

If requested, the Company will also provide such persons with copies of any exhibit to the Annual Report on Form 10-K upon the payment of a fee limited to the Company’s reasonable expenses in furnishing such exhibits.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 29, 2009

The proxy statement, annual report to stockholders and related materials are available on the Company’s website (www.breeze-eastern.com) under the heading “SEC Filings,” which can be accessed by clicking on “Investor Relations” on the home page of the site.

OTHER MATTERS

The Board does not know of any matter to be acted upon at the Meeting other than the matters described herein. If any other matter properly comes before the Meeting, the holders of the proxies will vote thereon in accordance with their best judgment.
By Order of the Board of Directors

GERALD C. HARVEY
Executive Vice President, General Counsel
and Secretary

Union, New Jersey
June 24, 2009

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DESIGNATION (IF ANY)
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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
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Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+
	01 - William H. Alderman	☐	☐	02 - Charles W. Grigg	☐	☐	03 - Jay R. Harris	☐	☐
	04 - William J. Recker	☐	☐	05 - Russell M. Sarachek	☐	☐	06 - William M. Shockley	☐	☐
	07 - Frederick Wasserman	☐	☐	08 - Robert L.G. White	☐	☐

		For	Against	Abstain
2.	To ratify the Audit Committee’s selection of Margolis & Company P.C. as the independent registered public accounting firm for the fiscal year ending March 31, 2010.	☐	☐	☐

3.	In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the Meeting.

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Revocable Proxy — Breeze-Eastern Corporation

700 Liberty Avenue
Union, NJ 07083-8198
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Robert L.G. White, Joseph F. Spanier and Gerald C. Harvey, or any two of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of Common Stock, Par Value $0.01 per Share, of Breeze-Eastern Corporation held of record by the undersigned on June 11, 2009 at the annual meeting of shareholders to be held on July 29, 2009, or any adjournment or adjournments thereof (the “Meeting”). This proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all of the nominees and FOR Proposal 2. This proxy will be voted in the discretion of the Proxy upon such other business as may properly come before the Meeting.
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.